FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)



                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT



NONCONVERTIBLE BONDS - 41.3%

BASIC INDUSTRIES

CHEMICALS & PLASTICS

Methanex Corp. yankee 8.875%    A2                $ 8,440      $ 8,704        $ 3,500      $ 3,610        $  11,940
11/15/01

PACKAGING & CONTAINERS

Owens-Illinois, Inc. 7.15%      Ba1                  3,430       3,412          1,390        1,383            4,820
5/15/05

TOTAL BASIC INDUSTRIES                                          12,116                       4,993



CONSTRUCTION & REAL ESTATE

REAL ESTATE INVESTMENT TRUSTS

Camden Property Trust 6.25%     Baa2                 6,600        6,521          2,825       2,791            9,425
2/15/01

CenterPoint Properties Trust    Baa2                 1,100        1,053            430         411            1,530
6.75% 4/1/05

EOP Operating LP:

 6.375% 2/15/03                 Baa1                 2,920        2,869          1,250        1,228          4,170

 6.376% 2/15/02                 Baa1                 2,200        2,173            900          889          3,100

Weeks Realty LP 6.875% 3/15/05  Baa2                 3,000        2,796          1,100        1,025          4,100

                                                                 15,412                       6,344

ENERGY

OIL & GAS

Occidental Petroleum Corp.      Baa3                 1,570        1,587            580          586          2,150
6.09% 11/29/99

Oryx Energy Co.:

 8.125% 10/15/05                Ba1                    370          397            160          172            530

 8.375% 7/15/04                 Ba1                    950        1,011            400          426          1,350

                                                                  2,995                       1,184

FINANCE

BANKS

Banc One Corp. 6.7% 3/24/00     Aa3                  3,700        3,764          1,250        1,272          4,950

Banco Latinoamericano
Exportaciones SA euro:

 6.45% 9/13/99  (a)             Baa2                  2,880        2,938           930          949          3,810

 6.9% 12/4/99  (a)              Baa2                  1,700        1,712           550          554          2,250

BanPonce Corp. 6.488% 3/3/00    A3                    3,450        3,509         1,290        1,312          4,740

BanPonce Financial Corp.

 6.88% 6/16/00                  A3                    1,450        1,486           510          523          1,960

 7.65% 5/3/00                   A3                    3,750        3,889         1,550        1,607          5,300

Barclays Bank PLC yankee        A1                    5,600        5,658         2,500        2,526          8,100
5.875% 7/15/00

Capital One Bank:

 5.95% 2/15/01                                                                   2,000        1,982          2,000




                                 COMBINED

                                 VALUE

                                 (NOTE 1)



NONCONVERTIBLE BONDS - 41.3%

BASIC INDUSTRIES

CHEMICALS & PLASTICS

Methanex Corp. yankee 8.875%     $  12,314
11/15/01

PACKAGING & CONTAINERS

Owens-Illinois, Inc. 7.15%           4,795
5/15/05

TOTAL BASIC INDUSTRIES              17,109



CONSTRUCTION & REAL ESTATE

REAL ESTATE INVESTMENT TRUSTS

Camden Property Trust 6.25%          9,312
2/15/01

CenterPoint Properties Trust         1,464
6.75% 4/1/05

EOP Operating LP:

 6.375% 2/15/03                      4,097

 6.376% 2/15/02                      3,062

Weeks Realty LP 6.875% 3/15/05       3,821

                                    21,756

ENERGY

OIL & GAS

Occidental Petroleum Corp.           2,173
6.09% 11/29/99

Oryx Energy Co.:

 8.125% 10/15/05                       569

 8.375% 7/15/04                      1,437

                                     4,179

FINANCE

BANKS

Banc One Corp. 6.7% 3/24/00          5,036

Banco Latinoamericano
Exportaciones SA euro:

 6.45% 9/13/99  (a)                  3,887

 6.9% 12/4/99  (a)                   2,266

BanPonce Corp. 6.488% 3/3/00         4,821

BanPonce Financial Corp.

 6.88% 6/16/00                       2,009

 7.65% 5/3/00                        5,496

Barclays Bank PLC yankee             8,184
5.875% 7/15/00

Capital One Bank:

 5.95% 2/15/01                       1,982


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT




TECHNOLOGY

 6.42% 11/12/99                  Baa3              6,000        6,037          2,200        2,214          8,200

 7.35% 6/20/00                   Baa3              6,150        6,246          2,400        2,437          8,550

First USA Bank 6.5% 12/23/99     Aa2               5,400        5,468          1,700        1,721          7,100

KeyCorp. 7.45% 4/5/00            A1                3,250        3,360          1,100        1,137          4,350

NationsBank Corp. 5.75% 3/15/01  Aa2               7,700        7,818          3,000        3,046        10,700

Popular, Inc. 6.4% 8/25/00       A3                2,270        2,276          1,410        1,414          3,680

Providian National Bank:

 6.25% 5/7/01                    Baa3              3,200        3,231          1,300        1,313          4,500

 6.7% 3/15/03                    Baa3              5,000        5,013          1,800        1,805          6,800

                                                               62,405                      25,812

CREDIT & OTHER FINANCE

Abbey National PLC 6.69%         Aa3               5,400        5,563          2,400        2,472          7,800
10/17/05

Aristar, Inc. 6% 8/1/01          A3                4,500        4,518          3,200        3,213          7,700

AT&T Capital Corp.:

 6.16% 12/3/99                   Baa3              5,690        5,769          1,940        1,967          7,630

 6.25% 5/15/01                   Baa3              7,310        7,253          2,500        2,481          9,810

Chrysler Financial Corp.:

 5.25% 5/4/01                    A2                6,400        6,394          2,800        2,797          9,200

 8.42% 2/1/99                    A3                2,500        2,517                                      2,500

Chrysler Financial LLC 6.375%    A2                5,460        5,527          1,720        1,741          7,180
1/28/00

Edison Mission Energy Funding    Baa1              5,117        5,300          1,667        1,727          6,784
Corp. 6.77% 9/15/03  (a)

ERP Operating LP 6.55% 11/15/01  A3                  800          800            350          350          1,150

Finova Capital Corp. 6.27%       Baa1              1,650        1,655            580          582          2,230
9/29/00

Ford Motor Credit Co. 5.125%     A1                3,400        3,378          1,300        1,292          4,700
10/15/01

General Electric Capital         Aaa               2,600        2,672          5,000        5,138          7,600
Corp. 6.01% 4/30/01

General Motors Acceptance
Corp.:

 5.85% 4/20/00                   A2               14,820       14,966          4,480        4,524         19,300

 9% 10/15/02                     A2                                            3,000        3,357          3,000

GS Escrow Corp. 6.75% 8/1/01     Ba1               5,400        5,286          2,400        2,349          7,800
(a)

Heller Financial, Inc. 6.25%     A3                4,000        4,024          1,500        1,509          5,500
3/1/01

MCN Investment Corp. 5.84%       Baa3              3,640        3,642          1,450        1,451          5,090
2/1/99

Money Store, Inc. 7.3% 12/1/02   A2                1,870        1,983            650          689          2,520

North America Mortgage Co.       Baa2              2,250        2,247            750          749          3,000
5.8% 11/2/98

Salton Sea Funding Corp.         Baa2              2,121        2,141            654          660          2,775
7.02% 5/30/00

                                                               85,635                      39,048



                                  COMBINED
                                  VALUE

                                  (NOTE 1)

TECHNOLOGY

 6.42% 11/12/99                      8,251

 7.35% 6/20/00                       8,683

First USA Bank 6.5% 12/23/99         7,189

KeyCorp. 7.45% 4/5/00                4,497

NationsBank Corp. 5.75% 3/15/01     10,864

Popular, Inc. 6.4% 8/25/00           3,690

Providian National Bank:

 6.25% 5/7/01                         4,544

 6.7% 3/15/03                         6,818

                                     88,217

CREDIT & OTHER FINANCE

Abbey National PLC 6.69%              8,035
10/17/05

Aristar, Inc. 6% 8/1/01               7,731

AT&T Capital Corp.:

 6.16% 12/3/99                        7,736

 6.25% 5/15/01                        9,734

Chrysler Financial Corp.:

 5.25% 5/4/01                         9,191

 8.42% 2/1/99                         2,517

Chrysler Financial LLC 6.375%         7,268
1/28/00

Edison Mission Energy Funding         7,027
Corp. 6.77% 9/15/03  (a)

ERP Operating LP 6.55% 11/15/01       1,150

Finova Capital Corp. 6.27%            2,237
9/29/00

Ford Motor Credit Co. 5.125%          4,670
10/15/01

General Electric Capital              7,810
Corp. 6.01% 4/30/01

General Motors Acceptance
Corp.:

 5.85% 4/20/00                       19,490

 9% 10/15/02                          3,357

GS Escrow Corp. 6.75% 8/1/01          7,635
(a)

Heller Financial, Inc. 6.25%          5,533
3/1/01

MCN Investment Corp. 5.84%            5,093
2/1/99

Money Store, Inc. 7.3% 12/1/02        2,672

North America Mortgage Co.            2,996
5.8% 11/2/98

Salton Sea Funding Corp.              2,801
7.02% 5/30/00

                                    124,683


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT



SAVINGS & LOANS

Great Western Financial Corp.   A3                                             1,025        1,030          1,025
6.375% 7/1/00

Long Island Savings Bank FSB:

 6.2% 4/2/01                    Baa3                3,500        3,496         1,650        1,648          5,150

 7% 6/13/02                     Baa3                3,080        3,155           970          994          4,050

                                                                 6,651                      3,672



SECURITIES INDUSTRY

Amvescap PLC Yankee 6.375%      A3                  2,800        2,868          1,100        1,127          3,900
5/15/03

TOTAL FINANCE                                                  157,559                      69,659



INDUSTRIAL MACHINERY &
EQUIPMENT

INDUSTRIAL MACHINERY &
EQUIPMENT

Tyco International Group SA     Baa1                5,500        5,611           2,250        2,295         7,750
yankee 6.125% 6/15/01

POLLUTION CONTROL

WMX Technologies, Inc. 6.25%    Baa3                4,435        4,481            750           758         5,185
10/15/00

TOTAL INDUSTRIAL MACHINERY &                                    10,092                        3,053
EQUIPMENT



MEDIA & LEISURE

BROADCASTING

Continental Cablevision, Inc.:

 8.3% 5/15/06                   Baa3                  820          899            320           351         1,140

 8.5% 9/15/01                   Baa3                5,755        6,109          2,104         2,234         7,859

TCI Communications, Inc.:

 6.375% 9/15/99                 Baa3                9,675        9,761          3,075         3,102        12,750

 8.25% 1/15/03                  Baa3                  725          801            220          243            945

 9% 1/2/02                      Ba1                 2,300        2,544            730          808          3,030

Time Warner, Inc.:

 7.95% 2/1/00                   Baa3                8,775        9,018          4,330        4,450         13,105

 7.975% 8/15/00                 Baa3                1,650        1,825            675          747          2,325

                                                                30,957                      11,935

ENTERTAINMENT

Paramount Communications,       Baa3                2,620        2,741            992        1,038          3,612
Inc.7.5% 1/15/02

Viacom, Inc.:

 6.75% 1/15/03                  Baa3               11,320       11,671          4,455        4,593         15,775

 7.75% 8/1/05                   Baa3                4,300        4,635          1,950        2,102          6,250

                                                                19,047                       7,733



                                 COMBINED


                                 VALUE

                                 (NOTE 1)

SAVINGS & LOANS

Great Western Financial Corp.        1,030
6.375% 7/1/00

Long Island Savings Bank FSB:

 6.2% 4/2/01                         5,144

 7% 6/13/02                          4,149

                                    10,323



SECURITIES INDUSTRY

Amvescap PLC Yankee 6.375%           3,995
5/15/03

TOTAL FINANCE                      227,218



INDUSTRIAL MACHINERY &
EQUIPMENT

INDUSTRIAL MACHINERY &
EQUIPMENT

Tyco International Group SA          7,906
yankee 6.125% 6/15/01

POLLUTION CONTROL

WMX Technologies, Inc. 6.25%         5,239
10/15/00

TOTAL INDUSTRIAL MACHINERY &        13,145
EQUIPMENT



MEDIA & LEISURE

BROADCASTING

Continental Cablevision, Inc.:

 8.3% 5/15/06                        1,250

 8.5% 9/15/01                        8,343

TCI Communications, Inc.:

 6.375% 9/15/99                     12,863

 8.25% 1/15/03                       1,044

 9% 1/2/02                           3,352

Time Warner, Inc.:

 7.95% 2/1/00                       13,468

 7.975% 8/15/00                      2,572

                                    42,892

ENTERTAINMENT

Paramount Communications,            3,779
Inc.7.5% 1/15/02

Viacom, Inc.:

 6.75% 1/15/03                     16,264

 7.75% 8/1/05                       6,737

                                   26,780


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT


PUBLISHING

News America Holdings, Inc.     Baa3                  4,300        4,723          1,440        1,582          5,740
8.5% 2/15/05

Time Warner  Entertainment      Baa2                  1,900        2,130            800          897          2,700
Co. LP 9.625% 5/1/02

                                                                   6,853                       2,479

TOTAL MEDIA & LEISURE                                             56,857                      22,147



NONDURABLES

FOODS

Dole Food, Inc. 6.75% 7/15/00   Baa2                  6,300        6,343          2,290        2,305          8,590

TOBACCO

Philip Morris Companies, Inc.:

 7.125% 12/1/99                 A2                    7,000        7,130          2,300        2,343          9,300

 7.25% 9/15/01                  A2                    2,545        2,654            830          866          3,375

                                                                   9,784                       3,209

TOTAL NONDURABLES                                                16,127                        5,514



RETAIL & WHOLESALE

GENERAL MERCHANDISE STORES

Dayton Hudson Corp.:

 6.8% 10/1/01                   A3                    4,870        5,043          1,600        1,657          6,470

 9.75% 7/1/02                   A3                    2,980        3,388            930        1,057          3,910

 10% 12/1/00                    A3                    2,380        2,594          1,133        1,235          3,513

Federated Department Stores,    Baa2                  4,380        4,679          1,595        1,704          5,975
Inc. 8.125% 10/15/02

                                                                 15,704                        5,653

TECHNOLOGY

COMPUTER SERVICES & SOFTWARE

Computer Associates             Baa1                  1,760        1,756            700          698          2,460
International, Inc. 6.25%
4/15/03

COMPUTER & OFFICE EQUIPMENT

Comdisco, Inc.:

 5.86% 4/7/00                   Baa1                  1,090       1,100           3,900        3,937         4,990

 6.55% 2/4/00                   Baa1                12,400       12,645           4,500        4,589        16,900

 6.1% 6/5/01                    Baa1                14,210       14,532            2580         2638        16,790

 7.75% 9/1/99                   Baa1                  4,000       4,048                                     4,000

                                                                 32,325                       11,164

TOTAL TECHNOLOGY                                                 34,081                       11,862





                                 COMBINED


                                 VALUE

                                 (NOTE 1)

PUBLISHING

News America Holdings, Inc.       6,305
8.5% 2/15/05

Time Warner  Entertainment        3,027
Co. LP 9.625% 5/1/02

                                  9,332

TOTAL MEDIA & LEISURE            79,004



NONDURABLES

FOODS

Dole Food, Inc. 6.75% 7/15/00     8,648

TOBACCO

Philip Morris Companies, Inc.:

 7.125% 12/1/99                   9,473

 7.25% 9/15/01                    3,520

                                 12,993

TOTAL NONDURABLES                21,641



RETAIL & WHOLESALE

GENERAL MERCHANDISE STORES

Dayton Hudson Corp.:

 6.8% 10/1/01                     6,700

 9.75% 7/1/02                     4,445

 10% 12/1/00                      3,829

Federated Department Stores,      6,383
Inc. 8.125% 10/15/02

                                 21,357

TECHNOLOGY

COMPUTER SERVICES & SOFTWARE

Computer Associates               2,454
International, Inc. 6.25%
4/15/03

COMPUTER & OFFICE EQUIPMENT

Comdisco, Inc.:

 5.86% 4/7/00                     5,037

 6.55% 2/4/00                    17,234

 6.1% 6/5/01                     17,170

 7.75% 9/1/99                     4,048

                                 43,489

TOTAL TECHNOLOGY                 45,943




FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)



                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT

TRANSPORTATION

AIR TRANSPORTATION

Continental Airlines, Inc.      Baa1                  2,500        2,506          1,250        1,253          3,750
Pass Through Trust
Certificates 7.08% 11/1/04

Delta Air Lines, Inc. 9.875%    Baa3                  1,150        1,218            475          503           1,625
5/15/00

                                                                   3,724                       1,756



RAILROADS

CSX Corp.:

 7.05% 5/1/02                   Baa2                  3,850        4,007          1,250        1,301          5,100

 9.5% 8/1/00                    Baa2                  3,200        3,407          2,500        2,662          5,700

Norfolk Southern Corp.:

 6.7% 5/1/00                                                                      2,000        2,032          2,000

 6.95% 5/1/02                   Baa1                  2,300        2,402            800          835          3,100

                                                                   9,816                       6,830

TOTAL TRANSPORTATION                                             13,540                        8,586



UTILITIES

ELECTRIC UTILITY

Avon Energy Partners Holdings   Baa2                  2,800        2,901          1,000        1,036          3,800
yankee 6.73% 12/11/02  (a)

Indiana Michigan Power Co.      Baa1                  5,500        5,604          2,000        2,038          7,500
6.4% 3/1/00

Niagara Mohawk Power Corp.      Ba1                   2,000        2,056            850          874          2,850
6.875% 3/1/01

Ohio Edison Co. 7.375% 9/15/02  Baa2                  2,900        3,051            900          947          3,800

Philadelphia Electric Co.:

 5.625% 11/1/01                 Baa1                  2,200        2,211            840          844          3,040

 6.5% 5/1/03                    Baa1                  1,550        1,614            700          729          2,250

Texas Utilities Electric Co.    Baa1                  2,700        2,757          1,000        1,021          3,700
7.375% 11/1/99

                                                                  20,194                       7,489

GAS

Arkla, Inc. 8.875% 7/15/99      Baa1                  2,500        2,572          5,500        5,658          8,000



TELEPHONE SERVICES

MCI WorldCom, Inc.:

 6.125% 8/15/01                 Baa2                  6,765        6,917          2,865        2,930          9,630

 8.875% 1/15/06                 Baa2                  1,881        2,061            627          687          2,508

 9.375% 1/15/04                 Baa2                  3,333        3,468          1,176        1,224          4,509

                                                                  12,446                       4,841

TOTAL UTILITIES                                                   35,212                      17,988



TOTAL NONCONVERTABLE BONDS                                       369,695                     156,983



                                  COMBINED


                                  VALUE

                                  (NOTE 1)

TRANSPORTATION

AIR TRANSPORTATION

Continental Airlines, Inc.           3,759
Pass Through Trust
Certificates 7.08% 11/1/04

Delta Air Lines, Inc. 9.875%         1,721
5/15/00

                                     5,480



RAILROADS

CSX Corp.:

 7.05% 5/1/02                        5,308

 9.5% 8/1/00                         6,069

Norfolk Southern Corp.:

 6.7% 5/1/00                         2,032

 6.95% 5/1/02                        3,237

                                    16,646

TOTAL TRANSPORTATION                22,126



UTILITIES

ELECTRIC UTILITY

Avon Energy Partners Holdings        3,937
yankee 6.73% 12/11/02  (a)

Indiana Michigan Power Co.           7,642
6.4% 3/1/00

Niagara Mohawk Power Corp.           2,930
6.875% 3/1/01

Ohio Edison Co. 7.375% 9/15/02       3,998

Philadelphia Electric Co.:

 5.625% 11/1/01                      3,055

 6.5% 5/1/03                         2,343

Texas Utilities Electric Co.         3,778
7.375% 11/1/99

                                    27,683

GAS

Arkla, Inc. 8.875% 7/15/99           8,230



TELEPHONE SERVICES

MCI WorldCom, Inc.:

 6.125% 8/15/01                      9,847

 8.875% 1/15/06                      2,748

 9.375% 1/15/04                      4,692

                                    17,287

TOTAL UTILITIES                     53,200



TOTAL NONCONVERTABLE BONDS         526,678


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT


U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 16.5%

U.S. GOVERNMENT AGENCY
OBLIGATIONS

Federal Home Loan Bank 5.83%   Aaa                                               5,000        5,060          5,000
12/24/99

Government trust Certificates
(assests of Trust guaranteed
by U.S. Government

  Through Defense Security     Aaa                    898          952            312          330           1,210
Assistance Agency) Class
T-3, 9.625% 5/15/02

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.

  Government through
Export-Import Bank):

 Series 1994-C, 6.61% 9/15/99  Aaa                     142          143            120          120            262

 Series 1995-A, 6.28% 6/15/04  Aaa                   4,235        4,380          1,412        1,460          5,647

Israel Export Trust
Certificates (assets of
Trust guaranteed by U.S.

  Government through           Aaa                   1,398        1,455           577           601          1,975
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Private Export Funding Corp.                         1,029        1,081           993         1,044          2,022
secured 6.86% 4/30/04

                                                                  8,011                       8,615



U.S. TREASURY OBLIGATIONS

U.S. Treasury Notes:

 5.375% 2/15/01                Aaa                  30,110       30,787         2,575         2,633        32,685

 5.5% 3/31/00                  Aaa                  63,500       64,447        24,700        25,065        88,200

 5.625% 11/30/99               Aaa                   4,270        4,324         8,275         8,380        12,545

 5.75% 10/31/00                Aaa                   3,000        3,081         1,000         1,027         4,000

 5.875% 2/15/00                Aaa                   3,190        3,248           965           982         4,155

 5.875% 7/31/99                Aaa                   3,430        3,465           710           717         4,140

 6.25% 2/28/02                 Aaa                   8,220        8,685          2,935        3,101        11,155

 6.875% 3/31/00                Aaa                  22,600       23,359          9,604        9,927        32,204

                                                                141,396                      51,832



TOTAL U.S. GOVERNMENT AND                                       149,407                      60,447
GOVERNMENT AGENCY OBLIGATIONS



U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 8.7%

FANNIE MAE

 6.5% 12/1/12 to 1/1/13        Aaa                                               5,317        5,395          5,317

 6.5% 1/1/13 to 2/1/13         Aaa                 16,108       16,345                                     16,108

 6.5% 11/1/28 (b)              Aaa                 13,500       13,605           5,800        5,845        19,300

 7% 11/1/28 (b)                Aaa                 12,500       12,773                                     12,500

 7% 11/1/28                    Aaa                                               5,500        5,620         5,500

 11.5% 11/1/15                 Aaa                  1,085        1,208             446          496         1,531

                                                                43,931                       17,356





                                COMBINED


                                VALUE

                                (NOTE 1)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 16.5%

U.S. GOVERNMENT AGENCY
OBLIGATIONS

Federal Home Loan Bank 5.83%        5,060
12/24/99

Government trust Certificates
(assests of Trust guaranteed
by U.S. Government

  Through Defense Security          1,282
Assistance Agency) Class
T-3, 9.625% 5/15/02

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.

  Government through
Export-Import Bank):

 Series 1994-C, 6.61% 9/15/99         263

 Series 1995-A, 6.28% 6/15/04       5,840

Israel Export Trust
Certificates (assets of
Trust guaranteed by U.S.

  Government through                2,056
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Private Export Funding Corp.        2,125
secured 6.86% 4/30/04

                                   16,626



U.S. TREASURY OBLIGATIONS

U.S. Treasury Notes:

 5.375% 2/15/01                   33,420

 5.5% 3/31/00                     89,512

 5.625% 11/30/99                  12,704

 5.75% 10/31/00                    4,108

 5.875% 2/15/00                    4,230

 5.875% 7/31/99                    4,182

 6.25% 2/28/02                    11,786

 6.875% 3/31/00                   33,286

                                 193,228



TOTAL U.S. GOVERNMENT AND        209,854
GOVERNMENT AGENCY OBLIGATIONS



U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 8.7%

FANNIE MAE

 6.5% 12/1/12 to 1/1/13            5,395

 6.5% 1/1/13 to 2/1/13            16,345

 6.5% 11/1/28 (b)                 19,450

 7% 11/1/28 (b)                   12,773

 7% 11/1/28                        5,620

 11.5% 11/1/15                     1,704

                                  61,287




FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT


FREDDIE MAC

 7% 1/22/01 to 8/1/01           Aaa                   1,874        1,893          1,001        1,009          2,875

 8.5% 6/1/24 to 7/1/28          Aaa                   4,480        4,670          1,840        1,915          6,320

 12% 11/1/19                    Aaa                     273          313            109          125            382

                                                                   6,876                       3,049



GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION

 7.5% 9/15/22 to 8/15/28 (c)    Aaa                 13,542       13,946           5,847        6,029        19,389

 9.5% 3/15/16 to 12/15/20       Aaa                  4,316        4,658          1,552        1,675          5,868

 11% 12/15/09 to 8/15/20        Aaa                  5,028        5,533          1,997        2,195          7,025

 11.5% 4/15/13 to 7/15/15       Aaa                  1,726        1,923            676          752          2,402

 12% 2/15/16                    Aaa                  1,597        1,795            592          666          2,189

                                                                 27,855                      11,317



TOTAL U.S. GOVERNMENT AGENCY                                     78,662                      31,722
- MORTGAGE SECURITIES



ASSET-BACKED SECURITIES  17.4%

Aesop Funding II LLC 6.22%      Aaa                   4,500        4,582                                      4,500
10/20/01  (a)

Arcadia Automobile              Aaa                   3,700        3,715          1,500        1,506          5,200
Receivables Trust 5.67%
1/15/04

Boatmans Auto Trust 6.35%       A2                    1,375        1,377            610          611          1,985
10/15/01

Capital equipment Receivables
Trust:

 6.45% 8/15/02                  Aa3                   5,100        5,259          1,700        1,753          6,800

 6.57% 3/15/01                  Aa3                   2,230        2,272            810          825          3,040

Case Equipment Loan Trust:

 5.85% 2/15/03                  Aa2                   1,770        1,765            690          688          2,460

 6.15% 9/15/02                  Aaa                   3,907        3,931          1,639        1,649          5,546

 6.45% 9/15/02                  Aaa                   3,000        3,081          1,330        1,366          4,330

Caterpillar Financial Asset     A3                    1,080        1,085            321          322          1,401
Trust 6.55% 5/25/02

Chase Manhattan Marine Owner    Aaa                   4,400        4,489          1,900        1,939          6,300
Trust 6.25% 4/16/07

Chevy Chase Auto Receivables
Trust:

 5.97% 10/20/04                 Aaa                   4,620        4,654          1,667        1,679          6,287

 6.2% 3/20/04                   Aaa                   1,929        1,946            772          779          2,701

Citibank Credit Card Master     Aaa                   4,100        4,158          1,300        1,318          5,400
Trust I 5.75% 1/15/03

Contimortgage Home Equity
Loan Trust:

 6.26% 7/15/12                  Aaa                   8,800        8,800          2,450        2,450        11,250

 6.3% 7/15/12                   Aaa                   3,300        3,321          1,100        1,107          4,400

CPS Auto Grantor Trust:

 6.09% 11/15/03                 Aaa                   2,515        2,519          1,024        1,026          3,539

 6.7% 2/15/02                   Aaa                     836          841            299          301          1,135



                                 COMBINED


                                 VALUE

                                 (NOTE 1)

FREDDIE MAC

 7% 1/22/01 to 8/1/01               2,902

 8.5% 6/1/24 to 7/1/28              6,585

 12% 11/1/19                          438

                                    9,925



GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION

 7.5% 9/15/22 to 8/15/28 (c)       19,975

 9.5% 3/15/16 to 12/15/20           6,333

 11% 12/15/09 to 8/15/20            7,728

 11.5% 4/15/13 to 7/15/15           2,675

 12% 2/15/16                        2,461

                                   39,172



TOTAL U.S. GOVERNMENT AGENCY      110,384
- MORTGAGE SECURITIES



ASSET-BACKED SECURITIES  17.4%

Aesop Funding II LLC 6.22%          4,582
10/20/01  (a)

Arcadia Automobile                  5,221
Receivables Trust 5.67%
1/15/04

Boatmans Auto Trust 6.35%           1,988
10/15/01

Capital equipment Receivables
Trust:

 6.45% 8/15/02                      7,012

 6.57% 3/15/01                      3,097

Case Equipment Loan Trust:

 5.85% 2/15/03                      2,453

 6.15% 9/15/02                      5,580

 6.45% 9/15/02                      4,447

Caterpillar Financial Asset         1,407
Trust 6.55% 5/25/02

Chase Manhattan Marine Owner        6,428
Trust 6.25% 4/16/07

Chevy Chase Auto Receivables
Trust:

 5.97% 10/20/04                     6,333

 6.2% 3/20/04                       2,725

Citibank Credit Card Master         5,476
Trust I 5.75% 1/15/03

Contimortgage Home Equity
Loan Trust:

 6.26% 7/15/12                     11,250

 6.3% 7/15/12                       4,428

CPS Auto Grantor Trust:

 6.09% 11/15/03                     3,545

 6.7% 2/15/02                       1,142


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT


CPS Auto Receivables Trust 6%    Aaa                                               2,646        2,675          2,646
8/15/03

CS First Boston Mortgage         Aaa                  2,200        2,234           1,700        1,726          3,900
Securities Corp. 7% 3/15/27

Discover Card Master Trust I     A2                  12,199       12,104           4,920        4,882        17,119
6.0006% 7/18/05 (d)

Fidelity Funding Auto Trust      Aaa                  1,024        1,043             339          346         1,363
6.99% 11/15/02 (a)

Ford Credit Auto Owner Trust     A2                   4,900        4,912           1,800        1,805         6,700
6.15% 9/15/02

Ford Credit Grantor Trust        Aaa                  2,191        2,197             917          920         3,108
5.9% 10/15/00

General Motors Acceptance        Aaa                    988          988             373          373         1,361
Crop. Grantor Trust 7.15%
3/15/00

Green Tree Financial Corp.:

 5.5% 1/31/00                    Aaa                    116          116              42           42          158

 5.8% 2/15/27                    Aaa                    538          538                                       538

 6.1% 2/15/27 to 4/15/27         Aaa                  1,956        1,957             756          757        2,712

 6.45% 5/15/27                   Aaa                  1,388        1,391             530          531        1,918

 6.5% 6/15/27                    Aaa                    915          915             325          325        1,240

Key Auto Finance Trust 6.65%     Baa3                   814          826             268          272        1,082
10/15/03

KeyCorp Auto Grantor Trust       A3                      87           87              38           38          125
5.8% 7/15/00

Newcourt Equipment Trust         Aaa                  5,000        4,994           2,050        2,047        7,050
Securities sequential pay
Series 1998-1 Class A3,
5.24% 12/20/02

Norwest Automobile Trust 6.3%    A2                   3,375        3,406           1,130        1,140        4,505
5/15/03

Olympic Automobile
Receivables Trust :

 6.125% 11/15/04                 Aaa                  1,696        1,731             565          577         2,261

 6.4% 9/15/01                    Aaa                  3,800        3,861           1,280        1,300         5,080

Onyx Acceptance Grantor Trust:

 5.95% 7/15/04                   Aaa                  5,194        5,237           2,078        2,095         7,272

 6.2% 6/15/03                    Aaa                  2,899        2,922           1,242        1,252         4,141

Petroleum Enhanced Trust         Baa2                 4,923        4,917           1,511        1,509         6,434
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (a)(d)

Premier Auto Trust:

 5.7% 10/6/02                    Aaa                   9,500        9,601          3,800        3,840        13,300

 5.82% 12/6/02                                                                     3,000        3,032         3,000

 6% 5/6/00                       Aaa                   1,031        1,032            348          349         1,379

 6.35% 7/6/00                    A3                    4,610        4,623          1,690        1,695         6,300

Reliance Auto Receivables        Aaa                   1,222        1,222            366          367         1,588
Corp., Inc. 6.1% 7/15/02 (a)

SCFC Recreational Vehicle        Aaa                     223          221                                       223
Loan Trust 7.25% 9/15/06

Sears Credit Account Master      Aaa                   3,800        3,870          1,800        1,833         5,600
Trust II 6.2% 2/16/06

TMS Auto Grantor Trust 5.9%      Aaa                     479          481            197          198           676
9/15/02

Tranex Auto Receivables Owner    Aaa                   2,550        2,586            834          846         3,384
Trust 6.334% 8/15/03 (a)

UFSB Grantor Trust 8.2% 1/10/01  Baa2                    221          221             95           95           316

Union Acceptance Corp. 7.075%    Baa2                    354          355            157          157           511
7/10/02

Western Financial Grantor        Aaa                   1,899        1,928            789          801         2,688
Trust 5.875% 3/1/02



                                  COMBINED


                                  VALUE

                                  (NOTE 1)

CPS Auto Receivables Trust 6%        2,675
8/15/03

CS First Boston Mortgage             3,960
Securities Corp. 7% 3/15/27

Discover Card Master Trust I        16,986
6.0006% 7/18/05 (d)

Fidelity Funding Auto Trust          1,389
6.99% 11/15/02 (a)

Ford Credit Auto Owner Trust         6,717
6.15% 9/15/02

Ford Credit Grantor Trust            3,117
5.9% 10/15/00

General Motors Acceptance            1,361
Crop. Grantor Trust 7.15%
3/15/00

Green Tree Financial Corp.:

 5.5% 1/31/00                          158

 5.8% 2/15/27                          538

 6.1% 2/15/27 to 4/15/27             2,714

 6.45% 5/15/27                       1,922

 6.5% 6/15/27                        1,240

Key Auto Finance Trust 6.65%         1,098
10/15/03

KeyCorp Auto Grantor Trust             125
5.8% 7/15/00

Newcourt Equipment Trust             7,041
Securities sequential pay
Series 1998-1 Class A3,
5.24% 12/20/02

Norwest Automobile Trust 6.3%        4,546
5/15/03

Olympic Automobile
Receivables Trust :

 6.125% 11/15/04                     2,308

 6.4% 9/15/01                        5,161

Onyx Acceptance Grantor Trust:

 5.95% 7/15/04                       7,332

 6.2% 6/15/03                        4,174

Petroleum Enhanced Trust             6,426
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (a)(d)

Premier Auto Trust:

 5.7% 10/6/02                       13,441

 5.82% 12/6/02                       3,032

 6% 5/6/00                           1,381

 6.35% 7/6/00                        6,318

Reliance Auto Receivables            1,589
Corp., Inc. 6.1% 7/15/02 (a)

SCFC Recreational Vehicle              221
Loan Trust 7.25% 9/15/06

Sears Credit Account Master          5,703
Trust II 6.2% 2/16/06

TMS Auto Grantor Trust 5.9%            679
9/15/02

Tranex Auto Receivables Owner        3,432
Trust 6.334% 8/15/03 (a)

UFSB Grantor Trust 8.2% 1/10/01        316

Union Acceptance Corp. 7.075%          512
7/10/02

Western Financial Grantor            2,729
Trust 5.875% 3/1/02


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT


WFS Financial Owner Trust:

 6.4% 7/20/02                  Aaa                   6,840        7,069                                       6,840

 6.9% 12/20/03                 Aaa                   5,020        5,227          1,630        1,697           6,650

 7.05% 11/20/03                Aaa                   7,410        7,716          2,510        2,614           9,920

TOTAL ASSET-BACKED SECURITIES                                   160,323                      61,455



COLLATERIZED MORTGAGE
OBLIGATIONS - 1.7%

PRIVATE SPONSOR

GE Capital Mortgage Services,  Aaa                   2,155        2,163            697          699           2,852
Inc. planned amortization
class Series 1994-2 Class
A-4, 6% 1/25/09

Residential Funding Mortgage
Securities I, Inc. planned
amortization class

  Series 1994-S12 Class A-2,   Aa1                   6,730        6,797          2,892        2,921           9,622
6.5% 4/25/09

                                                                  8,960                       3,620



U.S. GOVERNMENT AGENCY

Fannie Mae ACES sequential     Aaa                   5,852        5,973          2,464        2,515           8,316
pay Series 1995-M1 Class
A-2, 6.65% 7/25/10



TOTAL COLLATERALIZED MORTGAGE                                    14,933                        6,135
OBLIGATIONS



COMERCIAL MORTGAGE SECURITIES
- 6.9%

Allied Capital Commercial      Aaa                   4,141        4,134          1,380        1,378           5,521
Mortgage Trust sequential
pay Series 1998-1 Class A,
6.31% 1/25/28 (a)

Bankers Trust Remic Trust      Baa2                  6,715        6,558          2,270        2,217           8,985
1998-1 floater Series
1998-S1A Class D, 6.5023%
11/28/02 (a) (d)

BKB Commercial Mortgage Trust  AA                    1,516        1,512            506          504           2,022
Series 1997 C1 Class B,
7.218% 2/25/43 (a) (d)

CBM Funding Corp. sequential
pay Series 1996-1:

 Class A 1, 7.55% 7/1/99       AA                      144          144             56           56             200

 Class A-2, 6.88% 7/1/02       AA                    2,170        2,227            870          893           3,040

CS First Boston Mortgage
Securities Corp.:

 sequential pay Series         --                    6,604        6,612          2,302        2,305           8,906
1997-SPICE Class A, 6.653%
8/20/36 (a)

 Series 1998 FLI Class E,      Baa2                  6,500        6,319          2,800        2,722           9,300
6.1938% 1/10/13 (a) (d)

DLJ Commercial Mortgage Corp.  A2                    2,740        2,726          1,090        1,085           3,830
floater Series 1998-STFA
Class A-3, 60075% 1/8/11 (a)

Equitable Life Assurance
Society of the United States
(The):

 floater Series 174 Class      Baa2                  2,300        2,258          1,000          982           3,300
D-2, 6.7063% 5/15/03 (a) (d)

 sequential pay Series 174     Aaa                   2,500        2,673          1,000        1,069           3,500
Class A1, 7.24% 5/15/06 (a)



                                COMBINED


                                VALUE

                                (NOTE 1)

WFS Financial Owner Trust:

 6.4% 7/20/02                      7,069

 6.9% 12/20/03                     6,924

 7.05% 11/20/03                   10,330

TOTAL ASSET-BACKED SECURITIES    221,778



COLLATERIZED MORTGAGE
OBLIGATIONS - 1.7%

PRIVATE SPONSOR

GE Capital Mortgage Services,      2,862
Inc. planned amortization
class Series 1994-2 Class
A-4, 6% 1/25/09

Residential Funding Mortgage
Securities I, Inc. planned
amortization class

  Series 1994-S12 Class A-2,       9,718
6.5% 4/25/09

                                  12,580



U.S. GOVERNMENT AGENCY

Fannie Mae ACES sequential         8,488
pay Series 1995-M1 Class
A-2, 6.65% 7/25/10



TOTAL COLLATERALIZED MORTGAGE      21,068
OBLIGATIONS



COMERCIAL MORTGAGE SECURITIES
- 6.9%

Allied Capital Commercial           5,512
Mortgage Trust sequential
pay Series 1998-1 Class A,
6.31% 1/25/28 (a)

Bankers Trust Remic Trust           8,775
1998-1 floater Series
1998-S1A Class D, 6.5023%
11/28/02 (a) (d)

BKB Commercial Mortgage Trust       2,016
Series 1997 C1 Class B,
7.218% 2/25/43 (a) (d)

CBM Funding Corp. sequential
pay Series 1996-1:

 Class A 1, 7.55% 7/1/99              200

 Class A-2, 6.88% 7/1/02            3,120

CS First Boston Mortgage
Securities Corp.:

 sequential pay Series              8,917
1997-SPICE Class A, 6.653%
8/20/36 (a)

 Series 1998 FLI Class E,           9,041
6.1938% 1/10/13 (a) (d)

DLJ Commercial Mortgage Corp.       3,811
floater Series 1998-STFA
Class A-3, 60075% 1/8/11 (a)

Equitable Life Assurance
Society of the United States
(The):

 floater Series 174 Class           3,240
D-2, 6.7063% 5/15/03 (a) (d)

 sequential pay Series 174          3,742
Class A1, 7.24% 5/15/06 (a)


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT


Federal Deposit Insurance
Corp. Remic Trust:

 sequential pay Series           Aaa                   1,060        1,061           498          498           1,558
1994-C1 Class II-A2, 7.85%
9/25/25

 sequential pay Series           Aaa                   4,335        4,347         1,254        1,257           5,589
1996-C1 Class A1, 6.75%
7/25/26

FMAC Loan Receivables Trust      Aaa                   1,308        1,322           545          551           1,853
1998-C sequential pay Series
1998-C Class A1 Notes, 5.99%
9/15/20 (a)

Franchise Loan Trust 1998-1      Aaa                   3,812        3,854         1,662        1,680           5,474
sequential pay Series 1998-I
Class A1 Notes, 6.24%
7/15/20 (a)

Kidder Peabody Acceptance        Aa2                     940          938           311          310           1,251
Corp. I sequential pay
Series 1993-M1 Class A-2,
7.15% 4/25/25

Nomura Asset Securities Corp.    --                    2,006        2,007           892          892           2,898
floater Series 1994-MD-II
Class A-6, 6.9095% 7/7/03 (d)

Nomura Depositor Trust           Baa2                  5,400        5,076         2,210        2,077           7,610
floater Series 1998-ST1A
Class A-4, 6.489% 2/15/34
(a) (d)

Resolution Trust Corp.:

 floater Series 1994-C1 Class    AAA                     434          434           195          195             629
A-3, 5.8625% 6/25/26 (d)

 sequential pay Series 1995      Aaa                   2,925        2,921         1,253        1,252           4,178
C-1 Class A2C, 6.9% 2/25/27

Structured Asset Securities
Corp.:

  floater Series 1998-C2A        A3                    5,218        5,205         2,222        2,217           7,440
Class C, 5.6494% 1/25/13
(a)(d)

 Series 1996-C3 Class A,         AAA                   1,078        1,073           359          358           1,437
6.75% 6/25/30 (a)(d)

TOTAL COMMERCIAL MORTGAGE                                          63,401                     24,498
SECURITIES



FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 0.9%

Ontario Province:

 euro:

  global 6.125% 6/28/00 (e)      Aa3                   2,700        2,760           1,000        1,022           3,700

  8.5% 2/28/01 (e)               Aa3                   2,500        2,675             800          856           3,300

 5.75% 11/7/00 (e)               Aa3                   2,740        2,770           1,010        1,021           3,750

TOTAL FOREIGN GOVERNMENT AND                                        8,205                        2,899
GOVERNMENT AGENGCY OBLIGATIONS



SUPRANATIONAL OBLIGATIONS -
1.7%

African Development Bank:

 7.75% 12/15/01                  Aa1                  5,090        5,437            1,670        1,784          6,760

 9.3% 7/1/00                     Aa1                 10,270       10,896            3,540        3,756         13,810

TOTAL SUPRANATIONAL OBLIGATIONS                                   16,333                         5,540



CERTIFICATES OF DEPOSIT - 0.7%

Canadian Imperial Bank of        Aa3                  6,885        6,997            2,180        2,216          9,065
Commerce, New York yankee
6.2% 8/1/00





                                  COMBINED


                                  VALUE

                                  (NOTE 1)

Federal Deposit Insurance
Corp. Remic Trust:

 sequential pay Series                1,559
1994-C1 Class II-A2, 7.85%
9/25/25

 sequential pay Series                5,604
1996-C1 Class A1, 6.75%
7/25/26

FMAC Loan Receivables Trust           1,873
1998-C sequential pay Series
1998-C Class A1 Notes, 5.99%
9/15/20 (a)

Franchise Loan Trust 1998-1           5,534
sequential pay Series 1998-I
Class A1 Notes, 6.24%
7/15/20 (a)

Kidder Peabody Acceptance             1,248
Corp. I sequential pay
Series 1993-M1 Class A-2,
7.15% 4/25/25

Nomura Asset Securities Corp.         2,899
floater Series 1994-MD-II
Class A-6, 6.9095% 7/7/03 (d)

Nomura Depositor Trust                7,153
floater Series 1998-ST1A
Class A-4, 6.489% 2/15/34
(a) (d)

Resolution Trust Corp.:

 floater Series 1994-C1 Class           629
A-3, 5.8625% 6/25/26 (d)

 sequential pay Series 1995           4,173
C-1 Class A2C, 6.9% 2/25/27

Structured Asset Securities
Corp.:

  floater Series 1998-C2A             7,422
Class C, 5.6494% 1/25/13
(a)(d)

 Series 1996-C3 Class A,              1,431
6.75% 6/25/30 (a)(d)

TOTAL COMMERCIAL MORTGAGE            87,899
SECURITIES



FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 0.9%

Ontario Province:

 euro:

  global 6.125% 6/28/00 (e)           3,782

  8.5% 2/28/01 (e)                    3,531

 5.75% 11/7/00 (e)                    3,791

TOTAL FOREIGN GOVERNMENT AND         11,104
GOVERNMENT AGENGCY OBLIGATIONS



SUPRANATIONAL OBLIGATIONS -
1.7%

African Development Bank:

 7.75% 12/15/01                       7,221

 9.3% 7/1/00                         14,652

TOTAL SUPRANATIONAL OBLIGATIONS      21,873



CERTIFICATES OF DEPOSIT - 0.7%

Canadian Imperial Bank of             9,213
Commerce, New York yankee
6.2% 8/1/00




FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                   FIDELITY SHORT-              SPARTAN SHORT-
                                                   TERM BOND FUND               TERM BOND FUND            COMBINED



                                MOODY RATINGS     PRINCIPAL    VALUE          PRINCIPAL    VALUE          PRINCIPAL

                                (UNAUDITED)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT



CASH EQUIVALENTS - 4.2%                           MATURITY                    MATURITY

Investments in repurchase                         AMOUNT (000'S)              AMOUNT (000'S)
agreements (U.S. Treasury
obligations),

 in a joint trading account                       34,889         34,873        18,760         18,751
at 5.64%, dated 10/30/98 due
11/2/98



TOTAL INVESTMENTS IN                                         $  902,829                    $ 370,646
SECURITIES - 100%



TOTAL COST OF INVESTMENTS                                    $  899,249                    $ 369,174



LEGEND



(a)  Security exempt from
registration under Rule 144A
of the Securities Act of
1933.  These securities may
be resold in transactions
exempted from registration,
normally to qualified
institutional buyers.  At
the period end, the value of
these securities amounted to
$81,809,000 or 9.3% of net
assets for Fidelity
Short-Term Bond Fund,
$28,828,000 or 8.0% of the
net assets for Spartan
Short-Term Bond Fund and
$110,637,000 or 9.0% of the
net assets for the combined
funds.

(b) Security purchased on a
delayed delivery or when
issued basis.

(c) A portion of the security
was sold on a delayed
delivery or when issued basis.

(d) The coupon rate shown on
floating or adjustable rate
securities represents the
rate at period end.

(e) For foreign government
obligations not individually
rated by S&P or Moody's,
the ratings listed are
assigned to securities by
FMR, the fund's investment
advisor, based principally
on S&P and Moody's ratings
of the sovereign credit of
the issueing government.




                                 COMBINED


                                 PRINCIPAL         VALUE

                                 AMOUNT            (NOTE 1)



CASH EQUIVALENTS - 4.2%          MATURITY

Investments in repurchase        AMOUNT (000'S)
agreements (U.S. Treasury
obligations),

 in a joint trading account        53,649             53,624
at 5.64%, dated 10/30/98 due
11/2/98



TOTAL INVESTMENTS IN                               $    1,273,475
SECURITIES - 100%



TOTAL COST OF INVESTMENTS                          $     1,268,423



LEGEND



(a)  Security exempt from
registration under Rule 144A
of the Securities Act of
1933.  These securities may
be resold in transactions
exempted from registration,
normally to qualified
institutional buyers.  At
the period end, the value of
these securities amounted to
$81,809,000 or 9.3% of net
assets for Fidelity
Short-Term Bond Fund,
$28,828,000 or 8.0% of the
net assets for Spartan
Short-Term Bond Fund and
$110,637,000 or 9.0% of the
net assets for the combined
funds.

(b) Security purchased on a
delayed delivery or when
issued basis.

(c) A portion of the security
was sold on a delayed
delivery or when issued basis.

(d) The coupon rate shown on
floating or adjustable rate
securities represents the
rate at period end.

(e) For foreign government
obligations not individually
rated by S&P or Moody's,
the ratings listed are
assigned to securities by
FMR, the fund's investment
advisor, based principally
on S&P and Moody's ratings
of the sovereign credit of
the issueing government.


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS
12 MONTHS ENDED OCTOBER 31, 1998
(UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                FIDELITY SHORT TERM BOND FUND    SPARTAN SHORT TERM BOND FUND    COMBINED

INVESTMENT INCOME

Interest                        $     56,905                     $    21,681                     $    78,586



EXPENSES



Management fee                         3,679                           2,095                           5,774

Transfer agent fees                    1,713                                                           1,713

Accounting fees and expenses             273                                                             273

Trustees' compensation                    16                               1                              17

Custodian fees and expenses               44                                                              44

Registration fees                         21                                                              21

Audit                                     69                                                              69

Legal                                      3                                                               3

Miscellaneous                              4                                                               4

  Total expenses before                5,822                            2,096                          7,918
reductions

  Expense reductions                     (73)                            (876)      (e)                (949)

  Total expenses                       5,749                            1,220                          6,969

NET INVESTMENT INCOME                 51,156                           20,461                         71,617




REALIZED AND UNREALIZED GAIN
(LOSS)

  Net realized gain (loss) on             725                             146                           871
investment securities

  Change in net unrealized
appreciation

    (depreciation) on                    1,670                            821                         2,491
investment securities

NET GAIN (LOSS)                          2,395                            967                         3,362





NET INCREASE (DECREASE) IN NET

  ASSETS RESULTING FROM            $     53,551                     $  21,428                     $ 74,979
OPERATIONS





                                 PRO FORMA                  PRO FORMA
                                 ADJUSTMENTS                COMBINED

INVESTMENT INCOME

Interest                         $                           $   78,586



EXPENSES



Management fee                      (691)           (b)            5,083

Transfer agent fees                  377            (c)            2,090

Accounting fees and expenses          65            (c)              338

Trustees' compensation                                                17

Custodian fees and expenses           17            (c)               61

Registration fees                     34            (d)               55

Audit                                (14)           (c)               55

Legal                                  1            (c)                4

Miscellaneous                          2                               6

  Total expenses before             (209)                          7,709
reductions

  Expense reductions                 556            (f)             (393)

  Total expenses                     347                           7,316

NET INVESTMENT INCOME               (347)                         71,270



REALIZED AND UNREALIZED GAIN
(LOSS)

  Net realized gain (loss) on                                        871
investment securities

  Change in net unrealized
appreciation

    (depreciation) on                                               2,491
investment securities

NET GAIN (LOSS)                                                     3,362





NET INCREASE (DECREASE) IN NET

  ASSETS RESULTING FROM         $ (347)                          $ 74,632
OPERATIONS




See accompanying notes which are an integral part of the financial statements


FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT TERM BOND FUND AND
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT TERM BOND FUND
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF OCTOBER
31, 1998
(UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                FIDELITY SHORT TERM BOND FUND    SPARTAN SHORT TERM BOND FUND    COMBINED

 ASSETS

 Investment in securities, at
value

   - See accompanying schedule  $     902,829                          370,646                  $   1,273,475

 Commitment to sell                   (13,901)                          (5,972)                       (19,873)
securities on a delayed
delivery basis

 Receivable for securities             13,926                            5,983                         19,909
sold on a delayed delivery
basis

 Receivable for investments             8,477                            3,115                         11,592
sold

 Receivable for fund shares               490                              469                            959
sold

 Interest receivable                    9,797                            4,034                         13,831

 Other receivables                          3                                                               3

    TOTAL ASSETS                      921,621                          378,275                      1,299,896



 LIABILITIES

 Payable for investments
purchased

    Regular delivery                   16,002                          18,270                          34,272

    Delayed delivery                   26,267                                                          26,267

 Payable for fund shares                2,197                             868                           3,065
redeemed

 Distributions payable                    465                             314                             779

 Accrued management fee                   317                             114                             431

 Other payables and accrued               233                               4                             237
expenses

    TOTAL LIABILITIES                  45,481                           19,570                         65,051



 NET ASSETS                        $  876,140                       $  358,705                     $1,234,845



 Net Assets consist of:  Paid      $1,042,828                       $  440,011                     $1,482,839
in capital

 Distributions in excess net           (3,570)                          (1,279)                        (4,849)
investment income

 Accumulated undistributed
net realized gain (loss)

     on investments and              (166,723)                         (81,510)                      (248,233)
foreign currency transactions

 Net unrealized appreciation            3,605                            1,483                          5,088
(depreciation) on investments

 NET ASSETS                        $  876,140                       $  358,705                     $1,234,845





 NET ASSETS                        $  876,140                       $  358,705                     $1,234,845

Net Asset Value, offering          $     8.75                       $     9.09
price and redemption price
per share

Shares outstanding                    100,126                           39,469                       139,595



                                 PRO FORMA         PRO FORMA
                                 ADJUSTMENTS       COMBINED

 ASSETS

 Investment in securities, at
value

   - See accompanying schedule    $                $     1,273,475

 Commitment to sell                                        (19,873)
securities on a delayed
delivery basis

 Receivable for securities                                  19,909
sold on a delayed delivery
basis

 Receivable for investments                                 11,592
sold

 Receivable for fund shares                                    959
sold

 Interest receivable                                        13,831

 Other receivables                                               3

    TOTAL ASSETS                                         1,299,896



 LIABILITIES

 Payable for investments
purchased

    Regular delivery                                       34,272

    Delayed delivery                                       26,267

 Payable for fund shares                                    3,065
redeemed

 Distributions payable                                        779

 Accrued management fee                                       431

 Other payables and accrued                                   237
expenses

    TOTAL LIABILITIES                                      65,051



 NET ASSETS                     $                  $    1,234,845



 Net Assets consist of:  Paid                           1,482,839
in capital

 Distributions in excess net                               (4,849)
investment income

 Accumulated undistributed
net realized gain (loss)

     on investments and                                  (248,233)
foreign currency transactions

 Net unrealized appreciation                                5,088
(depreciation) on investments

 NET ASSETS                     $                 $     1,234,845





 NET ASSETS                                         $   1,234,845

Net Asset Value, offering                           $        8.75
price and redemption price
per share

Shares outstanding                  1,526  (a)            141,121



See accompanying ntoes which are an integral part of the financial statements

Fidelity Fixed-Income Trust: Fidelity Short Term Bond Fund and
Fidelity Charles Street Trust: Spartan Short Term Bond Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)

 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of October 31, 1998 and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended October 31, 1998 are intended to present the financial condition and related results of operations of Fidelity Short Term Bond Fund as if the reorganization with Spartan Short Term Bond Fund, had been consummated at November 1, 1997. Had the pro forma adjustments not included the effect of the FMR voluntary expense limitations, Pro Forma Combined Expense reductions would have been $41,000, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $70,918,000 and $74,280,000, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Reflects the conversion of Spartan Short Term Bond Fund shares as of October 31,1998.

(b) Decrease in management fee to reflect Fidelity Short Term Bond Fund's management fee applied to the combined fund's average net assets.

(c) Increase in fees reflects change from Spartan Short Term Bond
Fund's all-inclusive fee structure to Fidelity Short Term Bond Fund's fee structure.

(d) Increase in fees reflects net increase in costs incurred as a result of the reorganization.

(e) For the period ended October 31, 1998, FMR voluntarily agreed to limit the Spartan Short Term Bond Fund's operating expenses to 0.38% of it's average net assets.

(f) Reflects FMR's agreement to voluntarily limit the combined fund's operating expenses to 0.63% of average net assets.

 The unaudited pro forma combining statements should be read in conjunction with the separate semiannual unaudited financial statements as of October 31, 1998, annual audited financial statements as of April 30, 1998 for Fidelity Short Term Bond Fund, and the annual audited financial statements as of September 30, 1998 for Spartan Short Term Bond Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.